Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Volshares Large Cap ETF (VSL)
(the “Fund”)

March 1, 2021

Supplement to the
Summary Prospectus dated May 31, 2020, as previously supplemented

Effective immediately, Rosenblatt Global Advisors, LLC (“RGA” or the”Sub-Adviser”) has become the sub-adviser to the Fund, and Scott R. Burrill, Chief Operating Officer and Chief Investment Officer of RGA, will be responsible for the day-to-day management of the Fund. All references in the Summary Prospectus to the Fund’s previous sub-adviser and portfolio managers should be disregarded.

Please retain this Supplement with your Summary Prospectus for future reference.

Volshares Large Cap ETF (VSL)
(the “Fund”)

March 1, 2021

Supplement to the
Prospectus and Statement of Additional Information (“SAI”)
dated May 31, 2020, as previously supplemented

Effective immediately, Rosenblatt Global Advisors, LLC (“RGA” or the”Sub-Adviser”) has become the sub-adviser to the Fund, and Scott R. Burrill, Chief Operating Officer and Chief Investment Officer of RGA, will be responsible for the day-to-day management of the Fund. All references in the Summary Prospectus to the Fund’s previous sub-adviser and portfolio managers should be disregarded.

The following information replaces the “Management— Investment Sub-Adviser” section on page 8 of the Prospectus:
Sub-Adviser
Pursuant to an Interim Investment Sub-Advisory Agreement, the Adviser has retained Rosenblatt Global Advisors, LLC to serve as sub-adviser for the Fund. RGA is responsible for the day-to-day management of the Fund. RGA’s principal office is located at 40 Wall Street, 59th Floor, New York, New York 10005-1304. RGA was formed in 2020 and provides investment advisory services to the Fund, which was its only client as of March 1, 2021. RGA is responsible for trading portfolio securities for the Fund, including selecting broker-dealers to execute purchase and sale transactions or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For its services, RGA is paid a fee by the Adviser, which fee is calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets of 0.04%.
The Fund’s Board of Trustees has also approved a new investment sub-advisory agreement with the Adviser and RGA, which will become effective pending shareholder approval. The terms and compensation payable to RGA under the Interim Investment Sub-Advisory Agreement and the new investment sub-advisory agreement are materially identical, except with respect to each agreement’s effective date and termination date.
The basis for the Board of Trustees’ approval of the Interim Investment Sub-Advisory Agreement will be available in the Fund’s Semi-Annual Report to Shareholders for the period ending July 31, 2021, and the basis for the Board of Trustees’ approval of the new investment sub-advisory agreement will be available in the Fund’s report to shareholders for the period during which such agreement is approved by Fund shareholders.
Portfolio Managers
Scott R. Burrill, CFA, is the portfolio manager for the Fund. Mr. Burrill has been Chief Operating Officer and Chief Investment Officer for RGA since its establishment in 2020, and he has been a Managing Director of Rosenblatt Securities, Inc., a registered broker-dealer and affiliate of RGA, since 2006. Mr. Burrill has more than 30 years of experience in the asset management industry.
The Fund’s SAI provides additional information about the Portfolio Manager’s compensation structure, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of Shares.
The following information replaces the “Investment Adviser and Sub-Adviser — Sub-Adviser” section on pages 16–17 of the SAI:
INVESTMENT ADVISER AND SUB-ADVISER
Sub-Adviser
The Trust, on behalf of the Fund, and the Adviser have retained Rosenblatt Global Advisors, LLC, 40 Wall Street, 59th Floor, New York, New York 10005-1304, to serve as sub-adviser for the Fund. RGA, a registered investment adviser, is controlled by Richard A. Rosenblatt and Joseph C. Gawronski by virtue of each of them owning more than 25% of the firm’s outstanding voting securities.
Pursuant to an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) among the Adviser, the Sub-Adviser, and the Trust, the Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Index, subject to the supervision of the Adviser and the Board. For the services it provides to the Fund, the Sub-Adviser is compensated by the Adviser from the management fees paid by the Fund to the Adviser.
The Interim Sub-Advisory Agreement with respect to the Fund will continue in force for a period of up to 150 days, during which period shareholders are expected to be solicited to approve a new Investment Sub-Advisory Agreement (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement will be materially identical to the Interim Sub-Advisory Agreement and will continue in force for an initial period of two years. Thereafter, the New Sub-Advisory Agreement will be renewable from year to year with respect to the Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of the Trust; and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding Shares. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement terminate automatically in the event of their assignment, and are terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding Shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Adviser, or by the Sub-Adviser on 60 days’ written notice to the Adviser and the Trust. The Interim Sub-Advisory Agreement and New Sub-Advisory Agreement provide that the Sub-Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.
Prior to March 1, 2021, Vident Investment Advisory, LLC (“VIA”) served as sub-adviser to the Fund. The table below lists the Management fees payable by the Adviser to VIA for the fiscal year/period ended January 31:

	2020	2019(1)
Volshares Large Cap ETF	$25,000	$19,246
(1) For the fiscal period February 22, 2018 (commencement of operations) through January 31, 2019.
PORTFOLIO MANAGERS
The Fund is managed by Scott R. Burrill, CFA for the Sub-Adviser.
Other Accounts. In addition to the Fund, the portfolio manager did not manage any other accounts as of March 1, 2021.
Portfolio Manager Fund Ownership. The Fund is required to show the dollar range of the portfolio manager’s “beneficial ownership” of Shares as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. As of March 1, 2021, the portfolio manager did not beneficially own Shares.
Portfolio Manager Compensation. The Fund’s portfolio manager does not receive compensation from the Sub-Adviser. Mr. Burrill receives compensation from the Sub-Adviser’s affiliate, Rosenblatt Securities, Inc., which is not based on the assets or performance of the Fund.
Description of Material Conflicts of Interest. As of March 1, 2021, the portfolio manager did not manage any accounts other than the Fund. In the future, the portfolio manager may manage other accounts. The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with his management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have similar investment objectives as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. Another potential conflict could include the portfolio manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, the Sub-Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your Prospectus and SAI for future reference.
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